UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800-320-1911

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

NOTICE OF CANCELLATION OF ANNUAL STOCKHOLDERS’ MEETING

Dear Shareholders:

We regret to inform you that the Annual Stockholders’ Meeting of FTE Networks, Inc. originally scheduled for August 29, 2022, has been cancelled.

A new notice with the time, venue and other details of the meeting, if any, will be provided at a later date. In the meantime, please do not hesitate to contact us at ir@ftenet.com.

Thank you for your continued interest and support.

Sincerely,

Michael P. Beys

Interim CEO

Forward Looking Statements

This letter may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “plan,” “believe,” “will,” “intends,” “expects,” “anticipate” and may include statements regarding matters that involve known or unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to differ materially from results expressed or implied by this release. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the outcome of pending litigation, the future of our business, future plans and strategies, projections, anticipated events, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risk factors and others are included from time to time in documents we file with the Securities and Exchange Commission, including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this letter is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

About FTE Networks, Inc.

FTE Networks, Inc. (“FTE”) through its subsidiary US Home Rentals, owns, operates and invests in affordable rental housing in tier 3 and 4 markets. Single family home rentals (SFR) is large, growing and attractive market. Nationally, home rentals are growing faster than home ownership. With a portfolio of approximately 3,000affordable rental homes across the United States, FTE is one of the few companies that has an established portfolio of assets for the affordable rental housing market.

For more information, please contact:

Corporate Contact:

FTE Networks, Inc.

ir@ftenet.com

Media Contact:

Tom Becker

Tom.Becker@fticonsulting.com

Katherine Bosley

Katherine.Bosley@fticonsulting.com

The information contained in this Item 7.01 of this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: August 26, 2022		/s/ Michael P. Beys
	Name:	Michael P. Beys
	Title:	Interim Chief Executive Officer